4Q 2023 Investor Overview

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the or including, without limitation, plans, strategies and goals, and statements about the expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as "projects", "can", "ongoing", or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; geopolitical concerns, including the ongoing wars in Ukraine and the Middle East; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; any failure to adequately manage the transition from USD LIBOR as a reference rate; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; and other factors that may affect our future results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2022 Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission and available at the Internet site (http://www.sec.gov). Unless otherwise required by law, Capital also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. Non-U.S. GAAP Financial Measures This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. 2

Capital Bancorp, Inc. (NASDAQ-CBNK)

Financial Highlights

Corporate Headquarters - Rockville, MD

(in millions except per share data)

Balance Sheet	December 31, 2023	September 30, 2023	QoQ Result	December 31, 2022	YoY Result
Assets	**$ 2,225**	$ 2,272	-2.1%	$ 2,124	4.8%
Portfolio Loans	**1,903**	1,862	2.2%	1,729	10.1%
Deposits	**1,896**	1,968	-3.7%	1,758	7.8%
Quarterly Financial Performance					
Tangible Book Value per Share[1]	**$ 18.31**	$ 17.48	4.7%	$ 15.84	15.6%
Earnings per Share, Diluted	**$ 0.65**	$ 0.70	-7.1%	$ 0.62	4.8%
ROAA, annualized	**1.63%**	1.75%	-12 bps	1.67%	-4 bps
ROAE, annualized	**14.44%**	16.00%	-156 bps	16.18%	-174 bps
Efficiency Ratio	**65.91%**	65.02%	-89 bps	65.59%	-32 bps
Net Interest Margin	**6.40%**	6.71%	-31 bps	6.64%	-24 bps
Net Interest Margin, as adjusted[1][2]	**3.92%**	4.05%	-13 bps	3.91%	1 bps

Corporate Timeline

- **1999** — Founded as Harbor Capital National Bank
- **2002** — Recapitalized by investor group led by Stephen Ashman
- **2011** — Acquired three failed institutions including OpenSky®
- **2012** — CEO Ed Barry joined Capital Bank
- **2017** — Assets exceed $1 billion
- **2018** — Successful IPO and inclusion in R2000; OpenSky® accounts exceed 168,000
- **2020** — Originated $371 million SBA-PPP loans (2020 & 2021)
- **2021** — $40MM net income, dividend initiated, assets exceed $2 billion; OpenSky® accounts exceed 700,000
- **2022** — Capital Bank reports record earnings

CAPITAL BANCORP, INC.

(1) Refer to Appendix for reconciliation of non-GAAP measures.
(2) Excluding credit cards & SBA-PPP loans

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Diversified Lines of Business Initial lead product - nationwide, secured credit card to help under-banked customers (re)establish their credit Secured and unsecured credit card availability to customers Building capabilities to cross-sell products and services as card-holders progress on their customer journeys Normal attrition from record COVID-19 card growth has resulted in decline in cards outstanding since 2Q21 OpenSky® Capital Bank Home Loans 4 Differentiated Go-to-Market Strategy Capital Bank - Commercial Lending Increasing interest rates over the last 18 months have resulted in steep declines in mortgage origination volumes Gain on sale margin returning to normalized levels Expense management has reduced losses while maintaining robust origination capabilities Commercial branch-lite model focused on attractive Maryland, D.C. and Northern Virginia markets High value-added services generate above-average risk- adjusted loan yields

5 Organic growth has consistently exceeded community banking peers OpenSky® drives high non-interest income and provides resiliency during economically stressed periods Asset growth and differentiated businesses drive margins, profitability and book value Investments in proprietary technology, data analytics and digital marketing Scalable OpenSky® and Capital Bank Home Loans infrastructure Continued investment and talent acquisitions to bolster innovation capabilities Experts in their fields combining large bank and community bank skills to scale the business Capabilities in data, analytics, marketing and technology Significant (>30%) board and management ownership Stable credit performance and track record Well-reserved portfolio and robust capital to provide support in economic downturn and finance continued growth Operate in Exceptional Market Experienced Entrepreneurial Management Team Growth and Diversified Revenue Generation Drive Superior Profitability Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan Strong Balance Sheet and Robust Capital Positions The D.C. and Baltimore MSAs comprise one of the largest and wealthiest regions in the U.S Opportunities for customer and talent acquisition created by consolidation Market historically insulated from economic downturns by federal government presence and provides core profitability to invest in digital challenger bank expansion Distinctive Investment Opportunity

Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan

Data and Analytics	Digital-lead Generation	Customer Experience	Back Office Automation & Fraud Prevention
Proprietary data and analytics support consumer and commercial lending	Partnerships driving growth in mortgage, OpenSky® and deposits	Investment and partnerships providing enhanced customer experience	Technology facilitating gains in operating leverage and fraud prevention

Technology facilitates growth and profitability

CAPITAL BANK

- Proprietary technology facilitating acquisition of middle-market customers
- Strategic partnerships driving niche deposit growth
- Internally-developed commercial score tracking micro market performance

OpenSky®

- OpenSky® mobile app enabling cost-effective customer acquisition and servicing
- Proprietary data, credit scoring (B-Score), and algorithms improving customer retention with unsecured credit initiative
- NPV models driving product and marketing decisions

CAPITAL BANK HOME LOANS

- Social media marketing programs efficiently accessing diverse, nationwide customer base
- QuickClose digital mortgage platform reducing costs
- Expense reduction initiatives completed in 2022

CAPITAL BANCORP, INC.
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Fourth Quarter 2023 Highlights 7 (1) Refer to Appendix for reconciliation of non-GAAP measures. (2) Excluding credit cards & SBA-PPP loans Earnings and Profitability Net Income of $9.0 million Diluted EPS of $0.65 Return on Average Assets of 1.63% Return on Average Equity of 14.44% Tangible Book Value Per Share(1) of $18.31 up 16% year over year Cash dividend of $0.08 per share declared Key Operating Trends Loans and Deposits Net Interest Margin of 6.40% Net Interest Margin, Adjusted(1)(2) of 3.92% Efficiency Ratio of 65.91% Total portfolio loans increased $40.7 million to $1.903 billion Total average portfolio loans increased $15.7 million to $1.863 billion Total deposits decreased $72.0 million to $1.896 billion Total average deposits decreased $33.4 million to $1.885 billion Portfolio loans-to-deposit ratio (average balances) of 98.8%

Net Interest Income and Net Interest Margin $18,399 $17,561 $19,205 $19,673 $19,073 $16,035 $16,130 $15,168 $16,143 $15,035 $35,199 $34,487 $35,340 $36,810 $34,889 6.64% 6.65% 6.63% 6.71% 6.40% 3.91% 3.81% 4.06% 4.05% 3.92% 4Q22 1Q23 2Q23 3Q23 4Q23 Commercial Bank OpenSky® Other Net Interest Margin Net Interest Margin, as Adjusted(1) $ in th ou sa nd s 8 (1) Refer to Appendix for reconciliation of non-GAAP measures. Note: Other includes CBHL and Corporate Net Interest Income Net interest income of $34.9 million decreased $1.9 million or 5.2% compared to $36.8 million from the prior quarter. Commercial Bank net interest income decreased $0.6 million from the prior quarter driven by an increase in the average cost of interest-bearing liabilities. OpenSky® net interest income decreased $1.1 million from the prior quarter. Average OpenSky® loan balances, net of reserves and deferred fees of $114.6 million for the fourth quarter 2023, decreased $2.3 million as compared to the prior quarter. Net Interest Margin Net interest margin declined 31 bps to 6.40%, driven by lower OpenSky® interest income. Net interest margin, as adjusted(1) declined 13 bps from the prior quarter to 3.92% as a result of the rising cost of interest-bearing liabilities.

Noninterest Income Quarter to Date $4,314 $4,210 $4,706 $4,387 $3,970 $554 $1,155 $1,332 $1,243 $1,166 $222 $229 $245 $250 $240 $471 $432 $404 $446 $560 $5,561 $6,026 $6,687 $6,326 $5,936 4Q22 1Q23 2Q23 3Q23 4Q23 Credit Card fees Mortgage banking revenue Service charges on deposits Other income $ in th ou sa nd s 9 Note: Other income includes BOLI income, customer service fees, and other income.

Noninterest Expense Quarter to Date $11,769 $12,554 $12,143 $12,419 $11,638 $6,697 $6,530 $6,559 $6,469 $6,128 $2,426 $2,374 $2,608 $2,358 $1,930 $726 $517 $2,646 $1,565 $1,433 $1,388 $1,213 $1,536 $1,351 $1,573 $3,728 $3,034 $4,100 $3,884 $4,205 $26,734 $26,222 $29,592 $28,046 $26,907 4Q22 1Q23 2Q23 3Q23 4Q23 Salaries and employee benefits Data processing Professional fees Advertising Occupancy and equipment Other expense $ in th ou sa nd s 10 Noninterest expense decreased $1.1 million Salaries and benefits decreased $0.8 million, primarily due to adjustments to annual incentive based compensation. Professional fees declined $0.4 million from lower third party consulting fees. Data processing expense decreased $0.3 million from processor rebates. Note: Other expense includes loan processing expense, outside service providers expense, regulatory expense, office expense and other operational losses

Profitability 1.67% 1.84% 1.34% 1.75% 1.63% 4Q22 1Q23 2Q23 3Q23 4Q23 Return on Average Assets 11 16.18% 16.98% 12.30% 16.00% 14.44% 4Q22 1Q23 2Q23 3Q23 4Q23 Return on Average Equity 65.59% 64.73% 70.41% 65.02% 65.91% 4Q22 1Q23 2Q23 3Q23 4Q23 Efficiency Ratio $0.62 $0.68 $0.52 $0.70 $0.65 4Q22 1Q23 2Q23 3Q23 4Q23 Earnings Per Share, diluted

Balance Sheet Composition Cash & Cash Equivalents 2% Portfolio Loans 86% AFS Securities Portfolio 9% Other Assets 3% Asset Composition Owner Occupied Commercial Real Estate 16% Non Owner- Occupied Commercial Real Estate 18% Residential Real Estate 30% Construction Real Estate 15%Other(1) <1% Credit Card 7% Commercial and Industrial 13% Portfolio Loan Composition 4Q23 Total Loans: $1.90B 4Q23 Total Assets: $2.22B Portfolio Loan Composition Changes Total Portfolio Loans increased $40.7 million, or 8.7% annualized, from the third quarter 2023. Owner Occupied Commercial Real Estate Loans totaled $307.9 million. Non-Owner Occupied Commercial Real Estate Loans totaled $351.1 million. Average Portfolio Loans increased $15.7 million, or 0.9%, from the third quarter 2023. Average Portfolio loans-to-deposit ratio of 98.8%. 12 (1) Other is comprised of business equity lines of credit of $14.2 million, lender finance of $11.1 million, other consumer loans of $1.0 million and deferred origination fees, net of $8.0 million. Note: Portfolio loans are presented net of deferred fees and costs of $7.6 million. Credit Card loans are presented net of reserve for interest and fees. C&I + OO-CRE represents 29% of total Portfolio Loans

(in thousands) As of December 31, 2023 Loan Type Amount % of Total Portfolio Loans, Gross Weighted Average LTV Multi-family $ 157,257 8.2% 49.8% Retail $ 103,508 5.4% 54.0% Mixed Use 75,780 4.0% 48.8% Industrial 63,015 3.3% 47.1% Hotel 60,307 3.2% 44.8% Office 13,416 0.7% 54.2% Other 35,090 1.8% 49.3% Total NOO-CRE loans $ 351,116 18.4% 49.6% Total portfolio loans, gross $1,910,270 Non Owner- - -Family Non-Office NOO-CRE 18% Office 1% Multi-Family 8% 4Q23 Total Loans: $1.9B Loan-to- Weighted average LTV is calculated by reference to the most recent available appraisal of the property securing each loan. Commercial Real Estate Loans with Office space exposure totaled $56.3 million, or 3.0% of total portfolio loans, gross with a weighted average LTV of 49.5%. Office Non Owner-Occupied Commercial Real Estate loans totaled $13.4 million, or 0.7% of total portfolio loans, gross with a weighted average LTV of 54.2%. 13

High Quality, Low Risk Investment Portfolio U.S. Treasuries 72% Municipal 5% Corporate 2% Asset-backed 3% Mortgage-backed 18% 4Q23 Investment Securities: $208MM Investment Securities Portfolio Classified as available for sale with a fair market value of $208 million, or 9.4% of total assets. The amortized cost of the investment securities portfolio was $225.7 million, with an effective duration of 3.22 years. U.S. Treasuries represent 71.5% of the overall investment portfolio. The accumulated other comprehensive loss on the investment securities portfolio of $13.1 million represents 5.1% of total The Company does not have a held to maturity investment securities portfolio. 14

$463.7 $76.0 $37.2 $54.0 $630.9 4Q23 Cash and Cash Equivalents Unpledged Investment Securities Unsecured LOC with Other Banks Collateralized LOC Liquidity $ in m ill io ns 15 Sources of Liquidity: As of December 31, 2023, sources of available borrowings totaled $576.9 million. $463.7 million of collateralized lines of credit include: $291.5 million of available borrowing capacity from the FHLB. $155.7 million available through the Bank Term Funding Program(1) $16.6 million of available borrowing capacity from the Federal Reserve Bank of Richmond Borrower in Custody program. Available lines of credit with other correspondent banks totaled $76.0 million. Unpledged investment securities available as collateral for potential additional borrowings totaled $37.2 million. Cash and cash equivalents totaled $54.0 million. (1) The Company pledged $170.7 million of investment securities to the BTFP. $576.9

Composition of Deposits Noninterest-bearing 33% Money Markets 35% Other Time Deposits 14%Brokered Time Deposits 7% Interest-bearing Demand 11% Savings <1% 4Q23 Total Deposits: $1.90B Deposit Composition and Costs Total Deposits decreased $72.0 million, or 3.7%, from the third quarter 2023. Average deposits decreased $33.4 million, or 1.7%, from the third quarter 2023. Interest bearing deposit costs increased 31bps to 3.70% from 3.39% in the prior quarter and total deposit costs increased 26bps to 2.47% from 2.21% in the prior quarter. Transaction accounts (noninterest-bearing and interest-bearing demand) represent 43.1% of overall deposit funding at December 31, 2023. 16 (1) Annualized As of For the Three Months Ended (in thousands) December 31, 2023 December 31, 2023 Deposits: Spot Balance Average Balance Average Rate(1) Noninterest-bearing $ 617,373 $ 622,941 0.00% Interest-bearing demand 199,308 195,539 0.18% Savings 5,211 5,184 0.15% Money markets 663,129 680,697 4.16% Time deposits 410,975 380,731 4.72% Total deposits $ 1,895,996 $1,885,092 2.47%

Loan Yield and Deposit Rate Trends 9.15% 9.54% 9.55% 9.72% 9.59% 5.86% 6.30% 6.66% 6.76% 6.89% 1.82% 2.82% 3.13% 3.39% 3.70% 4Q22 1Q23 2Q23 3Q23 4Q23 Loan Yield Loan Yield, adjusted(1) Interest Bearing Deposits Rate 17 (1) Excluding credit cards & SBA-PPP loans

Deposit Betas(1) 34% 52% 55% 58% 63% 19% 33% 36% 38% 43% 4.50% 5.00% 5.25% 5.50% 5.50% -1.50% -0.50% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% 6.50% -10% 10% 30% 50% 70% 90% 4Q22 1Q23 2Q23 3Q23 4Q23 F e d e ra l F u n d s T a rg e t R a te D ep o si t B et a Interest-bearing Deposit Beta Total Deposit Beta(2) Fed Funds Target 18 (1) Deposit betas are cumulative customer deposits for the current cycle; Federal Funds Target rates are end-of-period value (2) Includes noninterest bearing and interest-bearing deposits

Credit Metrics 0.46% 0.73% 0.71% 0.67% 0.72% 4Q22 1Q23 2Q23 3Q23 4Q23 Non-performing Assets / Total Assets 19 0.49% 0.61% 0.35% 0.38% 0.53% 4Q22 1Q23 2Q23 3Q23 4Q23 Annualized Net Charge-Offs / Average Portfolio Loans(1) 0.56% 0.91% 0.86% 0.82% 0.84% 4Q22 1Q23 2Q23 3Q23 4Q23 Non-performing Loans / Total Portfolio Loans(1) 1.53% 1.47% 1.50% 1.52% 1.50% 4Q22 1Q23 2Q23 3Q23 4Q23 Allowance for Credit Losses / Total Portfolio Loans(1) (1) Refer to Appendix for reconciliation of non-GAAP measures.

Robust Capital Ratios 12.95% 12.84% 12.82% 13.25% 13.56% 4Q22 1Q23 2Q23 3Q23 4Q23 Tier 1 Risk Based Capital Ratio Tier 1 Risk Based Capital Ratio 8.0% Well Capitalized Threshold 20 10.55% 10.44% 10.66% 10.69% 11.71% 8.85% 8.79% 8.93% 9.08% 9.91% 4Q22 1Q23 2Q23 3Q23 4Q23 Tangible Common Equity Holding Company Tangible Common Equity Capital Bank Tangible Common Equity Note: Ratios presented are for Capital Bank unless otherwise noted 14.21% 14.09% 14.08% 14.51% 14.81% 4Q22 1Q23 2Q23 3Q23 4Q23 Total Risk Based Capital Ratio Total Risk Based Capital Ratio 10.0% Well Capitalized Threshold 9.47% 9.78% 9.77% 10.04% 10.51% 4Q22 1Q23 2Q23 3Q23 4Q23 Tier 1 Leverage Ratio Tier 1 Leverage Ratio 5.0% Well Capitalized Threshold

(1) $18.31 $15.84 $14.17 $11.58 $9.60 $8.38 $7.06 17.80%16.43%14.60%14.66%0.00% 12/31/2312/31/2212/31/2112/31/2012/31/1912/31/189/30/17 TBVPS 21 (1) Refer to Appendix for reconciliation of non-GAAP measures.

Share Appreciation Outperforms Industry 82.42% (80%) (60%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% 9/26/18 9/26/19 9/26/20 9/26/21 9/26/22 9/26/23 P ri c e C h an g e Share Price Change Since Capital Bancorp, Inc. IPO on 9/26/2018 CBNK KBW Nasdaq Bank Index NASDAQ Bank Index 22 Source: S&P Global as of January 22, 2024 As of 1/22/24 CBNK +82% NASDAQ Bank Index ( -8%) KBW Nasdaq Bank Index (-11%) As of 1/22/24: As of 1/22/24:

Jay Walker Chief Financial Officer (301) 468-8848 x1223 Ed Barry Chief Executive Officer (240) 283-1912 NASDAQ: CBNK

Appendix

Tangible Book Value Per Share Quarters Ended (in thousands, except per share amount) December 31, 2023 September 30, 2023 December 31, 2022 Total Stockholders' Equity $ 254,860 $ 242,878 $ 224,015 Less: Preferred equity - - - Less: Intangible assets - - - Tangible Common Equity $ 254,860 $ 242,878 $ 224,015 Period End Shares Outstanding 13,922,532 13,893,083 14,138,829 Tangible Book Value Per Share $ 18.31 $ 17.48 $ 15.84 Net Interest Margin, as Adjusted(1) Quarters Ended (in thousands) December 31, 2023 September 30, 2023 December 31, 2022 Net Interest Income $ 34,889 $ 36,810 $ 35,199 Less: Credit card loan income 14,677 15,792 15,717 Less: SBA-PPP loan income 4 11 28 Net Interest Income, as Adjusted $ 20,208 $ 21,007 $ 19,454 Average Interest Earning Assets 2,162,459 2,176,477 2,101,617 Less: Average credit card loans 114,551 116,814 124,120 Less: Average SBA-PPP loans 699 906 2,435 Total Average Interest Earning Assets, as Adjusted $ 2,047,209 $ 2,058,757 $ 1,975,062 Net Interest Margin, as Adjusted(1) 3.92% 4.05% 3.91% (1) Annualized Reconciliation of Non-GAAP Information 25

Reconciliation of Non-GAAP Information

Net Charge-offs to Average Portfolio Loans[1]	Quarters Ended				
(in thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Total Net Charge-offs	$ 2,477	$ 1,780	$ 1,583	$ 2,633	$ 2,090
Total Average Loans	1,863,298	1,847,772	1,802,608	1,752,638	1,677,869
Less: Average SBA-PPP loans	699	906	1,808	2,099	2,435
Total Average Portfolio Loans	$ 1,862,599	$ 1,846,866	$ 1,800,800	$ 1,750,539	$ 1,675,434
Net Charge-offs to Average Portfolio Loans[1]	0.53%	0.38%	0.35%	0.61%	0.49%

Nonperforming Loans to Total Portfolio Loans	Quarters Ended				
(in thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Total Nonperforming Loans	$ 16,042	$ 15,236	$ 15,709	$ 16,293	$ 9,756
Total Loans	1,903,288	1,862,679	1,838,131	1,788,146	1,730,755
Less: SBA-PPP loans	645	750	1,090	2,037	2,163
Total Portfolio Loans	$ 1,902,643	$ 1,861,929	$ 1,837,041	$ 1,786,109	$ 1,728,592
Nonperforming Loans to Total Portfolio Loans	0.84%	0.82%	0.86%	0.91%	0.56%

Allowance for Credit Losses to Total Portfolio Loans	Quarters Ended				
(in thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Allowance for Credit Losses	$ 28,610	$ 28,279	$ 27,495	$ 26,216	$ 26,385
Total Loans	1,903,288	1,862,679	1,838,131	1,788,146	1,730,755
Less: SBA-PPP loans	645	750	1,090	2,037	2,163
Total Portfolio Loans	$ 1,902,643	$ 1,861,929	$ 1,837,041	$ 1,786,109	$ 1,728,592
Nonperforming Loans to Total Portfolio Loans	1.50%	1.52%	1.50%	1.47%	1.53%

(1) Annualized

CAPITAL BANCORP, INC.

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